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                                                                 EXHIBIT 10.24

                               FIRST AMENDMENT TO
                     DEBENTURE AND NOTE PURCHASE AGREEMENT


     This First Amendment to Debenture and Note Purchase Agreement (the "First
Amendment") is made as of July    , 1999 by and between SafeGuard Health
Enterprises, Inc., a Delaware corporation (the "Company"), and CAI Partners and Company II, L.P., a Canadian limited partnership, CAI Capital Partners and Company II, L.P., a Canadian limited partnership, and Jack R. Anderson (each of such parties being individually referred to herein as an "Investor" and collectively as the "Investors").

     WHEREAS, the Company and the Investors entered into that certain Debenture and Note Purchase Agreement dated June 29, 1999 (the "Purchase Agreement"); and

     WHEREAS, the Company and the Investors mutually desire to amend the Purchase Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual terms and provisions hereof, the Company and Investors hereby agree as follows:

     1.  Amendments to Purchase Agreement.

     (a) Section 7.3(c) of the Purchase Agreement is hereby amended to read in its entirety as follows:

               "(c) Effective as of the Closing Date, the Board of Directors of the Company shall consist of six (6) members and three (3) of the Directors of the Company effective as of the Closing Date shall consist of individuals designated in writing to the Company by the Investors;"

     (b) Section 3 of Article Twelfth contained in the form of Certificate of Amendment to the Certificate of Incorporation of the Company attached as Exhibit E to the Purchase Agreement is hereby amended to change the reference to the size of the Board of Directors of the Company from "eight
(8)" to "six (6)" and the Certificate of Amendment to the Certificate of Incorporation of the Company to be filed with the Secretary of the State of Delaware on or prior to the Closing Date pursuant to the Purchase Agreement shall be in the form of Exhibit E as the same is hereby amended.

     2. Ratification. As expressly amended by this First Amendment, the Purchase Agreement is hereby ratified and confirmed in all respects.

     3. Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same agreement.




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     IN WITNESS WHEREOF, the Company and the Investors have executed this First
Amendment as of the day and year first written above.


COMPANY:                                       INVESTORS:
--------                                       ----------

SAFEGUARD HEALTH ENTERPRISES, INC.             CAI PARTNERS AND COMPANY II, L.P.

                                               By:  CAI PARTNERS GP & CO., L.P.,
                                                    the General Partner

By:  /s/ STEVEN J. BAILEYS
-----------------------------------
Name: Steven J. Baileys, D.D.S.                By:  /s/ LESLIE B. DANIELS
Title: Chairman and Chief Executive                 ----------------------------
       Officer                                      Leslie B. Daniels,
                                                    President of CLEA II Co.,
                                                    a General Partner

By: /s/ RONALD I. BRENDZEL
-----------------------------------
Name: Ronald I. Brendzel
Title: Secretary                               CAI CAPITAL PARTNERS AND
                                               COMPANY II, L.P.

                                               By:  CAI CAPITAL PARTNERS GP &
                                                    CO., L.P., the General
                                                    Partner

                                               By:  /s/ LESLIE B. DANIELS
                                                    ----------------------------
                                                    Leslie B. Daniels,
                                                    President of CLEA II Co.,
                                                    a General Partner

                                               /s/ JACK R. ANDERSON
                                               ---------------------------------
                                                   Jack R. Anderson









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